UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2020 (August 19, 2020)

OneSpan Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Wacker Drive, Suite 2050

Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 766-4001

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OSPN	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

T. Kendall Hunt, the founder of OneSpan Inc. (the “Company”) and the Company’s former Chief Executive Officer and former Executive Chairman, retired from the Company’s board of directors (the “Board”), tendering his resignation effective as of September 12, 2020.

Item 7.01.	Regulation FD Disclosure.

Supplement to Corporate Compliance Stock Trading Policy

On August 19, 2020, the Board adopted a Supplement to the Company’s Corporate Compliance Stock Trading Policy (the “Supplement”). The Supplement prohibits each member of the Board (each, a “Director”) as well as each Director’s Immediate Family Members and Affiliates (as each is defined in the Supplement) from selling, transferring or otherwise disposing of any securities issued by or related to the Company while such Director is serving on the Board or within 10 days after such Director ceases to serve on the Board (other than due to such Director’s death or disability or such Director’s failure to be elected by the stockholders of the Company after being nominated for re-election by the Board). The Supplement became effective as of August 19, 2020 and will terminate on August 19, 2022.

The above description of the Supplement is qualified by reference to the full text of the Supplement, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Press Release

On September 14, 2020, the Company issued a press release regarding Mr. Hunt’s retirement and certain steps taken to refresh the board of directors in the last two years. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description
99.1	Supplement to Corporate Compliance Stock Trading Policy
99.2	Press Release issued on September 14, 2020
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONESPAN INC.
Date: September 14, 2020	By:	/s/ Scott Clements
Scott Clements
Chief Executive Officer